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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 21, 2003


                            NORTH COAST ENERGY, INC.
             (Exact name of Registrant as specified in its charter)



                DELAWARE                             0-18691              34-1594000
      (State or other jurisdiction                 (Commission         (I.R.S. Employer
           of incorporation)                      File Number)       Identification No.)


           1993 CASE PARKWAY
            TWINSBURG, OHIO                                               44087-2343
(Address of principal executive offices)                                  (Zip Code)


Registrant's telephone number, including area code:  (330) 425-2330




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Item 7.   Financial Statements, ProForma Financial Information and Exhibits.

          (c)       Exhibits.

                    99.1      Press Release, dated April 21, 2003.

Item 9.   Regulation FD Disclosure.

          Pursuant to Regulation FD, North Coast Energy, Inc. is furnishing a press release it issued on April 21, 2003. The press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                           NORTH COAST ENERGY, INC.



April 22, 2003                             /s/ Dale E. Stitt
                                          --------------------------------
                                           Dale E. Stitt
                                           Chief Financial Officer





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                                  EXHIBIT INDEX

          Exhibit              Description of Exhibit

          99.1                 Press Release, dated April 21, 2003.